Exhibit 10.27

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CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN

SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

NON-EXCLUSIVE LICENSE AGREEMENT

by and between

MERCK SHARP & DOHME CORP.

and

P53 INC.

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CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN

SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

NON-EXCLUSIVE LICENSE AGREEMENT

This Non-Exclusive License Agreement (this “Agreement”), effective as of the date of last signature hereto (the “Effective Date”), is entered into by and between MERCK SHARP & DOHME CORP., a corporation organized and existing under the laws of New Jersey, having a place of business at One Merck Drive, P.O. Box 100, Whitehouse Station, New Jersey 08889 (“Merck”) and P53 INC., a corporation organized and existing under the laws of Delaware, having a place of business at 2000 Edwards Street, Houston, TX 77007 (“P53”).

RECITALS:

WHEREAS, Merck owns Merck Data (defined below); and

WHEREAS, P53 desires to obtain a license to the Merck Data and Merck desires to grant such license upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, and for good and valuable consideration, the receipt and sufficiency which are hereby acknowledged, Merck and P53 hereby agree as follows:

ARTICLE 1 DEFINITIONS

Unless specifically set forth to the contrary in this Agreement, the following terms, whether used in the singular or plural, shall have the respective meanings set out below.

1.1 “ACCEPTANCE” MEANS THE REGULATORY AUTHORITY HAS DEEMED THAT THE INCLUSION OF THE MERCK DATA IN AN IND FOR PRODUCT FILED BY P53 OR ITS RELATED PARTIES IS ACCEPTABLE FOR THE PURPOSE OF GRANTING REGULATORY APPROVAL.

1.2 “ACT” MEANS AS APPLICABLE, THE UNITED STATES FEDERAL FOOD, DRUG AND COSMETIC ACT, 21 U.S.C. §§ 301 ET SEQ., AND/OR THE PUBLIC HEALTH SERVICE ACT, 42 U.S.C. §§ 262 ET SEQ., AS SUCH MAY BE AMENDED FROM TIME TO TIME.

1.3 “ADVEXIN” MEANS P53’S ADENOVIRAL PRODUCT FOR THE THERAPEUTIC TREATMENT OF HUMAN PATIENTS WITH COLORECTAL CANCER.

1.4 “AFFILIATE” OF A PARTY MEANS (I) ANY CORPORATION OR BUSINESS ENTITY OF WHICH FIFTY PERCENT (50%) OR MORE OF THE SECURITIES OR OTHER OWNERSHIP INTERESTS REPRESENTING THE EQUITY, THE VOTING STOCK OR GENERAL PARTNERSHIP INTEREST ARE OWNED, CONTROLLED OR

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HELD, DIRECTLY OR INDIRECTLY, BY THE PARTY; OR (II) ANY CORPORATION OR BUSINESS ENTITY WHICH, DIRECTLY OR INDIRECTLY, OWNS, CONTROLS OR HOLDS FIFTY PERCENT (50%) (OR THE MAXIMUM OWNERSHIP INTEREST PERMITTED BY LAW) OR MORE OF THE SECURITIES OR OTHER OWNERSHIP INTERESTS REPRESENTING THE EQUITY, THE VOTING STOCK OR, IF APPLICABLE, THE GENERAL PARTNERSHIP INTEREST, OF THE PARTY; OR (III) ANY CORPORATION OR BUSINESS ENTITY OF WHICH FIFTY PERCENT (50%) OR MORE OF THE SECURITIES OR OTHER OWNERSHIP INTERESTS REPRESENTING THE EQUITY, THE VOTING STOCK OR GENERAL PARTNERSHIP INTEREST ARE OWNED, CONTROLLED OR HELD, DIRECTLY OR INDIRECTLY, BY A CORPORATION OR BUSINESS ENTITY DESCRIBED IN (I) OR (II).

1.5 “CALENDAR QUARTER” MEANS THE RESPECTIVE PERIODS OF THREE (3) CONSECUTIVE CALENDAR MONTHS ENDING ON MARCH 31, JUNE 30, SEPTEMBER 30 AND DECEMBER 31.

1.6 “CALENDAR YEAR” MEANS EACH SUCCESSIVE PERIOD OF TWELVE (12) MONTHS STARTING ON JANUARY 1 AND ENDING ON DECEMBER 31.

1.7 “FIRST COMMERCIAL SALE” SHALL MEAN THE FIRST COMMERCIAL SALE BY P53 OR ITS RELATED PARTIES OF PRODUCT, IN ANY COUNTRY, AFTER A GRANT OF MARKETING AUTHORIZATION FOR SUCH PRODUCT IN SUCH COUNTRY.

1.8 “IND” MEANS AN INVESTIGATIONAL NEW DRUG APPLICATION, CLINICAL STUDY APPLICATION, CLINICAL TRIAL EXEMPTION, OR SIMILAR APPLICATION OR SUBMISSION FOR APPROVAL TO CONDUCT HUMAN CLINICAL INVESTIGATIONS UTILIZING PRODUCT FILED WITH OR SUBMITTED TO A REGULATORY AUTHORITY IN CONFORMANCE WITH THE REQUIREMENTS OF SUCH REGULATORY AUTHORITY.

1.9 “INFORMATION” MEANS ANY AND ALL INFORMATION AND DATA, INCLUDING THE MERCK DATA, AND ALL OTHER SCIENTIFIC, PRE-CLINICAL, CLINICAL, REGULATORY, MANUFACTURING, MARKETING, FINANCIAL AND COMMERCIAL INFORMATION OR DATA, WHETHER COMMUNICATED IN WRITING OR ORALLY OR BY ANY OTHER METHOD, WHICH IS PROVIDED BY ONE PARTY TO THE OTHER PARTY IN CONNECTION WITH THIS AGREEMENT.

1.10 “MARKETING AUTHORIZATION” SHALL MEAN ANY APPROVAL NECESSARY FROM THE RELEVANT REGULATORY AUTHORITY TO MARKET AND SELL PRODUCT IN ANY COUNTRY.

1.11 “MERCK DATA” MEANS THE DATA GENERATED UNDER THE STUDIES TITLED “GENE THERAPY OF PRIMARY AND METASTATIC MALIGNANT TUMORS OF THE LIVER USING SCH 58500 (RAD/P53) VIA HEPATIC ARTERY

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INFUSION: A PHASE I STUDY” (PROTOCOL C95-063) AND “A PHASE 2 STUDY OF SCH 058500 IN COMBINATION WITH CHEMOTHERAPY AND CHEMOTHERAPY ALONE IN PATIENTS WITH COLORECTAL CANCER METASTATIC TO THE LIVER” (PROTOCOL C98-118) BOTH ATTACHED HERETO AS ATTACHMENT A.

1.12 “NET SALES” MEANS THE GROSS INVOICE PRICE OF PRODUCT, OR PACKAGE, (AS DEFINED BELOW) AS THE CASE MAY BE, SOLD BY P53 OR ITS RELATED PARTIES TO THIRD PARTIES DURING EACH CALENDAR QUARTER, LESS THE FOLLOWING AMOUNTS INCURRED OR PAID BY P53 OR SUCH RELATED PARTIES DURING SUCH CALENDAR QUARTER WITH RESPECT TO SALES OF PRODUCT (OR PACKAGE, AS THE CASE MAY BE) REGARDLESS OF THE CALENDAR QUARTER IN WHICH SUCH SALES WERE MADE (COLLECTIVELY, THE “GROSS INVOICE PRICE DEDUCTIONS”):

(a) TRADE, CASH AND QUANTITY DISCOUNTS OR REBATES ACTUALLY ALLOWED OR TAKEN, INCLUDING DISCOUNTS OR REBATES TO GOVERNMENTAL OR MANAGED CARE ORGANIZATIONS;

(b) CREDITS OR ALLOWANCES ACTUALLY GIVEN OR MADE FOR REJECTION OF, AND FOR UNCOLLECTIBLE AMOUNTS ON, OR RETURN OF PREVIOUSLY SOLD PRODUCTS (OR PACKAGES, AS THE CASE MAY BE) (INCLUDING MEDICARE AND SIMILAR TYPES OF REBATES);

(c) ANY CHARGES FOR INSURANCE, FREIGHT, AND OTHER TRANSPORTATION COSTS DIRECTLY RELATED TO THE DELIVERY OF PRODUCTS (OR PACKAGES, AS THE CASE MAY BE) TO THE EXTENT INCLUDED IN THE GROSS INVOICED SALES PRICE;

(d) ANY TAX, TARIFF, DUTY OR GOVERNMENTAL CHARGE LEVIED ON THE SALES, TRANSFER, TRANSPORTATION OR DELIVERY OF A PRODUCT (OR PACKAGE, AS THE CASE MAY BE) (INCLUDING ANY TAX SUCH AS A VALUE ADDED OR SIMILAR TAX OR GOVERNMENT CHARGE) BORNE BY THE SELLER THEREOF, OTHER THAN FRANCHISE OR INCOME TAX OF ANY KIND WHATSOEVER; AND

(e) ANY IMPORT OR EXPORT DUTIES OR THEIR EQUIVALENT BORNE BY P53 OR SUCH RELATED PARTIES.

Under no circumstance shall Gross Invoice Price Deductions exceed five percent (5.0%) of the gross invoice price for each Product.

In the event one or more Product(s) is/are sold together with one or more other product(s) as part of a kit or a package of products and/or services (e.g., an instrument rental agreement with a Third Party) (a “Package”), Net Sales for purposes of determining the royalty payments under this Agreement for such Package (the “Package Net Sales”) shall be determined

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by multiplying the Net Sales of the Package by the fraction A/[A+B], where A is the gross selling price during of the Product when sold separately in the country of sale of the Package during the period in which the sale was made, and B is the gross selling price during the same period and in the same country, of the Package not containing the Product; or in the event that no such separate sales are made of the Product, Net Sales for purposes of determining the royalty payments under this Agreement shall be calculated by multiplying the Net Sales of the Package by the fraction C/[C+D], where C is the standard fully absorbed cost to the Party (or Affiliate or Sublicensee, as the case may be) selling the Product of the Product portion of such Package and D is the standard fully absorbed cost to the Party (or Sublicensee, as the case may be) selling the Package not containing the Product, such costs being determined by using such Party’s (or Affiliate’s or Sublicensee’s, as the case may be) standard accounting procedures, applied on a consistent basis in accordance with U.S. generally accepted accounting principles. If no separate costs may be determined of the Product or the Package not containing the Product, P53 and Merck shall agree in good faith upon the Package Net Sales based upon a fair market price for that Package, which agreed upon price shall be used to calculate Net Sales. For purposes of clarity, Gross Invoice Price Deductions for any Package shall not exceed five percent (5%) of the gross sales price for the Package.

1.13 “PARTY” MEANS MERCK AND P53, INDIVIDUALLY, AND “PARTIES” SHALL MEAN MERCK AND P53, COLLECTIVELY.

1.14 “PHASE II CLINICAL TRIAL” MEANS A HUMAN CLINICAL TRIAL IN ANY COUNTRY THAT WOULD SATISFY THE REQUIREMENTS OF 21 CFR 312.21(B).

1.15 “PRODUCT” MEANS (I) ADVEXIN AND/OR (II) ANY PHARMACEUTICAL AND/OR BIOLOGICAL PRODUCT IN WHICH THE IND FOR SUCH PRODUCT CONTAINS THE MERCK DATA.

1.16 “REGULATORY APPROVAL” MEANS ANY APPROVAL FROM THE RELEVANT REGULATORY AUTHORITY NECESSARY FOR THE USE OF A PRODUCT IN A PHASE II CLINICAL TRIAL IN THE APPLICABLE COUNTRY.

1.17 “REGULATORY AUTHORITY” MEANS ANY APPLICABLE GOVERNMENT REGULATORY AUTHORITY INVOLVED IN GRANTING APPROVALS FOR THE MANUFACTURING, MARKETING, REIMBURSEMENT AND/OR PRICING OF A PRODUCT IN THE TERRITORY, INCLUDING, IN THE UNITED STATES, THE UNITED STATES FOOD AND DRUG ADMINISTRATION AND ANY SUCCESSOR GOVERNMENTAL AUTHORITY HAVING SUBSTANTIALLY THE SAME FUNCTION.

1.18 “RELATED PARTIES” MEANS WITH RESPECT TO MERCK, ITS AFFILIATES, AND WITH RESPECT TO P53, ITS AFFILIATES AND SUBLICENSEES, AS APPLICABLE.

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1.19 “SUBLICENSEES” MEANS THIRD PARTIES ENGAGED BY P53 OR ITS AFFILIATES TO MAKE, USE, SELL, OFFER TO SELL OR IMPORT PRODUCT(S) WITH OR ON BEHALF OF P53 AND/OR ITS AFFILIATES.

1.20 “TERRITORY” MEANS ALL OF THE COUNTRIES IN THE WORLD, AND THEIR TERRITORIES AND POSSESSIONS.

1.21 “THIRD PARTY” MEANS AN ENTITY OTHER THAN MERCK AND ITS RELATED PARTIES AND P53 AND ITS RELATED PARTIES.

1.22 ADDITIONAL TERMS. IN ADDITION TO THE FOREGOING, THE FOLLOWING TERMS SHALL HAVE THE MEANING DEFINED IN THE CORRESPONDING SECTIONS BELOW:

Term	Section Defined
“AAA”	8.6.1
“Change of Control”	8.2
“Merck Indemnitees”	6.1
“P53 Indemnitees”	6.2
“Claim”	6.1
“Market”	3.2.1
“P53 Sublicense”	4.4

ARTICLE 2 LICENSE

2.1 LICENSE GRANT.

2.1.1 MERCK HEREBY GRANTS TO P53 A NON-EXCLUSIVE, NON-SUBLICENSEABLE, ROYALTY BEARING LICENSE TO USE THE MERCK DATA IN AN IND FOR PRODUCT FOR THE PURPOSE OF OBTAINING ACCEPTANCE OF THE MERCK DATA FOR SUCH PRODUCT.

2.1.2 P53 AGREES THAT THE LICENSE GRANTED TO IT UNDER THIS AGREEMENT IS LIMITED TO THAT GRANTED IN SECTION 2.1.1.

2.2 NO IMPLIED LICENSE. EXCEPT AS SET FORTH IN THIS AGREEMENT, P53 SHALL NOT ACQUIRE ANY LICENSE OR OTHER INTELLECTUAL PROPERTY INTEREST, BY IMPLICATION OR OTHERWISE, IN ANY INFORMATION DISCLOSED TO IT UNDER THIS AGREEMENT BY MERCK OR ITS AFFILIATES.

2.3 NOTIFICATION OF ACCEPTANCE. P53 SHALL PROMPTLY NOTIFY MERCK WHETHER OR NOT IT RECEIVES ACCEPTANCE BY THE APPLICABLE REGULATORY AUTHORITY WITH RESPECT TO THE MERCK DATA FOR A PRODUCT. IN THE EVENT P53 RECEIVES ACCEPTANCE, THEN P53 SHALL PAY MERCK A ONE TIME UPFRONT PAYMENT AND ROYALTIES AS SET FORTH IN

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ARTICLE 4. IF P53 DOES NOT RECEIVE ACCEPTANCE, (I) P53 SHALL RETURN TO MERCK ALL INFORMATION, INCLUDING BUT NOT LIMITED TO, THE MERCK DATA, PROVIDED BY MERCK HEREUNDER, AND ALL COPIES THEREOF, AND (II) THE LICENSE GRANTED IN SECTION 2.1 SHALL TERMINATE.

ARTICLE 3 CONFIDENTIALITY AND PUBLICATION

3.1 NONDISCLOSURE OBLIGATION. ALL INFORMATION DISCLOSED BY ONE PARTY TO THE OTHER PARTY HEREUNDER SHALL BE MAINTAINED IN CONFIDENCE BY THE RECEIVING PARTY AND SHALL NOT BE DISCLOSED TO ANY THIRD PARTY (EXCEPT TO AFFILIATES AND SUBLICENSEES THAT HAVE A NEED TO KNOW) OR USED FOR ANY PURPOSE EXCEPT AS SET FORTH HEREIN WITHOUT THE PRIOR WRITTEN CONSENT OF THE DISCLOSING PARTY, EXCEPT TO THE EXTENT THAT SUCH INFORMATION:

3.1.1 IS KNOWN BY THE RECEIVING PARTY AT THE TIME OF ITS RECEIPT, AND NOT THROUGH A PRIOR DISCLOSURE BY THE DISCLOSING PARTY, AS DOCUMENTED BY THE RECEIVING PARTY’S BUSINESS RECORDS;

3.1.2 IS IN THE PUBLIC DOMAIN BY USE AND/OR PUBLICATION BEFORE ITS RECEIPT FROM THE DISCLOSING PARTY, OR THEREAFTER ENTERS THE PUBLIC DOMAIN THROUGH NO FAULT OF THE RECEIVING PARTY;

3.1.3 IS SUBSEQUENTLY DISCLOSED TO THE RECEIVING PARTY BY A THIRD PARTY WHO MAY LAWFULLY DO SO AND IS NOT UNDER AN OBLIGATION OF CONFIDENTIALITY TO THE DISCLOSING PARTY;

3.1.4 IS DEVELOPED BY THE RECEIVING PARTY INDEPENDENTLY OF INFORMATION RECEIVED FROM THE DISCLOSING PARTY, AS DOCUMENTED BY THE RECEIVING PARTY’S BUSINESS RECORDS;

3.1.5 IS DISCLOSED TO GOVERNMENTAL OR OTHER REGULATORY AGENCIES IN ORDER TO OBTAIN PATENTS, TO GAIN REGULATORY APPROVAL OR MARKETING AUTHORIZATION, BUT SUCH DISCLOSURE MAY BE ONLY TO THE EXTENT REASONABLY NECESSARY TO OBTAIN SUCH PATENTS OR AUTHORIZATIONS;

3.1.6 IS DEEMED NECESSARY BY THE RECEIVING PARTY TO BE DISCLOSED TO A RELATED PARTY FOR THE RESEARCH AND DEVELOPMENT, MANUFACTURE AND/OR MARKETING OF PRODUCTS IN ACCORDANCE WITH THIS AGREEMENT ON THE CONDITION THAT SUCH RELATED PARTY AGREE TO BE BOUND BY THE CONFIDENTIALITY AND NON-USE PROVISIONS CONTAINED IN THIS AGREEMENT;

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3.1.7 IS DEEMED NECESSARY BY COUNSEL TO THE RECEIVING PARTY TO BE DISCLOSED TO SUCH PARTY’S ATTORNEYS, INDEPENDENT ACCOUNTANTS OR FINANCIAL ADVISORS FOR THE SOLE PURPOSE OF ENABLING SUCH ATTORNEYS, INDEPENDENT ACCOUNTANTS OR FINANCIAL ADVISORS TO PROVIDE ADVICE TO THE RECEIVING PARTY, ON THE CONDITION THAT SUCH ATTORNEYS, ACCOUNTANTS OR FINANCIAL ADVISORS AGREE TO BE BOUND BY THE CONFIDENTIALITY AND NON-USE PROVISIONS CONTAINED IN THIS AGREEMENT.

Any combination of features or disclosures shall not be deemed to fall within the foregoing exclusions merely because individual features are published or available to the general public or in the rightful possession of the receiving Party unless the combination itself and principle of operation are published or available to the general public or in the rightful possession of the receiving Party.

If a Party is required by judicial or administrative process to disclose Information that is subject to the non-disclosure provisions of this Section 3.1 or Section 3.2, such Party shall promptly inform the other Party of the disclosure that is being sought in order to provide the other Party an opportunity to challenge or limit the disclosure obligations. Information that is disclosed by judicial or administrative process shall remain otherwise subject to the confidentiality and non-use provisions of this Section 31, and the Party disclosing Information pursuant to law or court order shall take all steps reasonably necessary, including obtaining an order of confidentiality, to ensure the continued confidential treatment of such Information.

3.2 PUBLICITY/USE OF NAMES.

3.2.1 NO DISCLOSURE OF THE EXISTENCE, OR THE TERMS, OF THIS AGREEMENT (EXCEPT TO RELATED PARTIES THAT HAVE A NEED TO KNOW) MAY BE MADE BY EITHER PARTY, AND NO PARTY SHALL USE THE NAME, TRADEMARK, TRADE NAME OR LOGO OF THE OTHER PARTY, ITS AFFILIATES OR THEIR RESPECTIVE EMPLOYEES IN ANY PUBLICITY, PROMOTION, NEWS RELEASE OR DISCLOSURE RELATING TO THIS AGREEMENT OR ITS SUBJECT MATTER, WITHOUT THE PRIOR EXPRESS WRITTEN PERMISSION OF THE OTHER PARTY, EXCEPT (A) AS MAY BE REQUIRED BY LAW, (B) AS MAY BE REQUIRED BY ANY NATIONALLY RECOGNIZED SECURITIES EXCHANGE, QUOTATION SYSTEM OR OVER-THE-COUNTER MARKET (ON WHICH SUCH PARTY HAS ITS SECURITIES LISTED OR TRADED) (EACH, A “MARKET”), (C) ON A NEED-TO-KNOW BASIS TO SUCH OTHER PARTY’S LEGAL AND FINANCIAL ADVISORS, (D) AS REASONABLY NECESSARY IN CONNECTION WITH AN ACTUAL OR POTENTIAL (I) DEBT OR EQUITY FINANCING OF SUCH OTHER PARTY OR (II) CHANGE OF CONTROL INVOLVING SUCH OTHER PARTY. THE PARTIES SHALL AGREE IN ADVANCE WITH EACH OTHER ON THE TERMS OF THIS AGREEMENT TO BE REDACTED IN ANY MARKET FILINGS UNDER SUBSECTION (B) ABOVE. IN THE EVENT P53 DESIRES TO DISCLOSE INFORMATION TO A THIRD PARTY AS PERMITTED UNDER SUBSECTIONS (C) OR (D), P53 SHALL MAKE CERTAIN THAT SUCH THIRD PARTY IS FIRST BOUND BY OBLIGATIONS OF CONFIDENTIALITY AND NON-USE AS STRINGENT AS REQUIRED FOR EACH PARTY UNDER THIS AGREEMENT.

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ARTICLE 4 PAYMENT; ROYALTIES; REPORTS; AUDITS

4.1 UPFRONT PAYMENT. WITHIN THIRTY (30) DAYS OF THE DATE OF FIRST ACCEPTANCE BY A REGULATORY AUTHORITY, P53 WILL PAY TO MERCK A ONE-TIME, NON-REFUNDABLE PAYMENT EQUAL TO [***] ( $[***]).

4.2 ROYALTIES. P53 SHALL PAY MERCK ROYALTIES ON THE SALE OF PRODUCT BY IT OR ITS RELATED PARTIES, CALCULATED ON A PRODUCT-BY-PRODUCT AND COUNTRY-BY-COUNTRY BASIS, IN AN AMOUNT EQUAL TO [***] ([***]%) OF WORLDWIDE NET SALES OF PRODUCT SOLD BY P53 OR ANY OF ITS RELATED PARTIES IN EACH CALENDAR YEAR.

4.3 ROYALTY PERIOD. ROYALTIES ON EACH PRODUCT AT THE RATE SET FORTH ABOVE SHALL CONTINUE ON A PRODUCT-BY-PRODUCT AND COUNTRY-BY-COUNTRY BASIS UNTIL A PERIOD OF [***]YEARS AFTER THE FIRST COMMERCIAL SALE OF SUCH PRODUCT IN SUCH COUNTRY.

4.4 PERFORMANCE BY RELATED PARITIES. THE PARTIES RECOGNIZE THAT P53 MAY PERFORM SOME OR ALL OF ITS OBLIGATIONS OR EXERCISE SOME OR ALL OF ITS RIGHTS UNDER THIS AGREEMENT WITH RESPECT TO THE DEVELOPMENT, MANUFACTURE, AND COMMERCIALIZATION OF PRODUCT THROUGH RELATED PARTIES (A “P53 SUBLICENSE”). P53 SHALL REMAIN RESPONSIBLE AND BE GUARANTOR OF THE PERFORMANCE BY ITS RELATED PARTIES WITH RESPECT TO A P53 SUBLICENSE AND SHALL CAUSE ITS RELATED PARTIES TO COMPLY WITH THE PROVISIONS OF THIS AGREEMENT IN CONNECTION WITH SUCH PERFORMANCE.

4.4.1 IF A RELATED PARTY OF P53 SELLS PRODUCT, SUCH SALES BY THAT RELATED PARTY SHALL BE TREATED AS NET SALES, AND ARE SUBJECT TO ROYALTIES UNDER ARTICLE 4.

4.4.2 IN THE EVENT OF A MATERIAL DEFAULT BY ANY RELATED PARTIES UNDER A P53 SUBLICENSE, P53 WILL PROMPTLY NOTIFY MERCK AND PROMPTLY TAKE ACTION TO REMEDY SUCH DEFAULT.

4.4.3 EACH AND EVERY P53 SUBLICENSE MUST BE IN A WRITTEN AGREEMENT, IN ENGLISH, EXECUTED BY THE RELATED PARTY AND GIVING ITS PLACE OF BUSINESS. IN ADDITION, EACH AND EVERY SUCH SUBLICENSE:

(a) MUST REQUIRE THE RELATED PARTY TO ABIDE BY CONFIDENTIALITY AND NON-USE OBLIGATIONS AT LEAST AS STRINGENT AS THOSE CONTAINED IN ARTICLE 3 OF THIS AGREEMENT;

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

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(b) MUST REQUIRE THE RELATED PARTY TO PAY THE ROYALTY NO LESS THAN THAT SPECIFIED IN SECTION 4.2 OF THIS AGREEMENT AND TO KEEP RECORDS AND RENDER REPORTS AS REQUIRED IN SECTION 4.6 AND BE SUBJECT TO MERCK’S AUDIT RIGHTS AS SET FORTH IN SECTION 4.9 OF THIS AGREEMENT;

(c) MUST OBLIGATE THE RELATED PARTY TO MAINTAIN INSURANCE IN RESPECT TO ITS ACTIVITIES PURSUANT TO ITS SUBLICENSE CONSISTENT WITH THE OBLIGATIONS UNDER SECTION 6.4; AND

(d) MUST PROVIDE AN INDEMNITY FROM THE RELATED PARTY IN FAVOR OF MERCK AND MERCK INDEMNITEES TO THE SAME EXTENT AS THE INDEMNITY CONTAINED IN SECTION 6.1, AND SPECIFICALLY PROVIDE THAT THE RELATED PARTY WILL NOT CHALLENGE THE STANDING OF MERCK IF MERCK SEEKS TO RELY ON SUCH INDEMNIFICATION.

4.4.4 P53 WILL PROVIDE MERCK WITH PROMPT WRITTEN NOTICE IN THE EVENT THAT (A) A RELATED PARTY’S OR P53’S GOOD FAITH MANUFACTURING AND/OR COMMERCIALIZATION EFFORTS SUBSTANTIALLY CEASES FOR A PERIOD OF AT LEAST SIX (6) MONTHS, AND/OR (B) P53 MAKES A DETERMINATION TO DISCONTINUE ITS MANUFACTURE AND/OR COMMERCIALIZATION OF PRODUCT.

4.5 STATUS REPORTS. AT LEAST ONCE PER CALENDAR YEAR DURING THE TERM OF THIS AGREEMENT, P53 SHALL PROVIDE TO MERCK A WRITTEN STATUS REPORT IN ENGLISH WHICH SHALL DESCRIBE THE WORLDWIDE DEVELOPMENT, MANUFACTURING AND COMMERCIALIZATION OF PRODUCT(S) BY P53 AND/OR ITS RELATED PARTIES. P53 SHALL RESPOND TO QUESTIONS FROM MERCK REGARDING ANY PROGRESS REPORT AND PROVIDE ADDITIONAL RELATED INFORMATION AS REASONABLY REQUESTED BY MERCK.

4.6 NET SALES REPORTS; PAYMENT OF ROYALTY. FOLLOWING THE FIRST COMMERCIAL SALE OF A PRODUCT, P53 SHALL FURNISH TO MERCK A QUARTERLY WRITTEN REPORT FOR THE CALENDAR QUARTER SHOWING THE NET SALES OF PRODUCT(S) SOLD BY P53 AND/OR ITS RELATED PARTIES IN THE TERRITORY ON A COUNTRY-BY-COUNTRY BASIS DURING THE REPORTING PERIOD AND THE ROYALTY PAYABLE UNDER THIS AGREEMENT. REPORTS SHALL BE DUE ON THE THIRTIETH (30TH) DAY FOLLOWING THE CLOSE OF EACH CALENDAR QUARTER. ROYALTIES SHOWN TO HAVE ACCRUED BY EACH ROYALTY REPORT SHALL BE DUE AND PAYABLE ON THE DATE SUCH ROYALTY

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REPORT IS DUE. P53 SHALL KEEP COMPLETE AND ACCURATE RECORDS IN SUFFICIENT DETAIL TO ENABLE THE ROYALTIES PAYABLE HEREUNDER TO BE DETERMINED. P53 SHALL MAINTAIN SUCH RECORDS FOR NO FEWER THAN THE MOST RECENT THREE (3) CALENDAR YEARS OR, IF LONGER, FOR ANY CALENDAR YEAR SUBJECT TO AN UNRESOLVED DISPUTE OR A PENDING AUDIT IN ACCORDANCE WITH SECTION 4.9.

4.7 PAYMENT METHOD. ALL PAYMENTS DUE UNDER THIS AGREEMENT SHALL BE MADE BY BANK WIRE TRANSFER IN IMMEDIATELY AVAILABLE FUNDS TO SUCH BANK ACCOUNT DESIGNATED IN WRITING BY MERCK FROM TIME-TO-TIME. ALL PAYMENTS HEREUNDER SHALL BE MADE IN U.S. DOLLARS. IN THE EVENT THAT THE DUE DATE OF ANY PAYMENT SUBJECT TO ARTICLE 4 IS A SATURDAY, SUNDAY OR NATIONAL HOLIDAY, SUCH PAYMENT MAY BE PAID ON THE FOLLOWING BUSINESS DAY. ANY PAYMENTS THAT ARE NOT PAID ON THE DATE SUCH PAYMENTS ARE DUE UNDER THIS AGREEMENT SHALL BEAR INTEREST TO THE EXTENT PERMITTED BY APPLICABLE LAW AT THE PRIME RATE AS REPORTED BY THE BANK OF AMERICA ON THE DATE SUCH PAYMENT IS DUE.

4.8 CURRENCY CONVERSION. IN THE CASE OF SALES INVOICED IN A FOREIGN CURRENCY, EXCHANGE CONVERSION OF SUCH SALES INTO U.S. DOLLARS SHALL BE MADE ON A QUARTERLY BASIS AND SHALL BE TRANSLATED AT THE RATE OF THE AVERAGE QUARTERLY EXCHANGE QUOTES FOR THAT PERIOD AS REPORTED BY BLOOMBERG.

4.9 AUDITS.

4.9.1 UPON THE WRITTEN REQUEST OF MERCK AND NOT MORE THAN ONCE IN EACH CALENDAR YEAR, P53 SHALL PERMIT AN INDEPENDENT CERTIFIED PUBLIC ACCOUNTING FIRM OF INTERNATIONALLY RECOGNIZED STANDING SELECTED BY MERCK AND REASONABLY ACCEPTABLE TO P53, AT MERCK’S EXPENSE, TO HAVE ACCESS DURING NORMAL BUSINESS HOURS TO SUCH OF THE RECORDS OF P53 AS MAY BE REASONABLY NECESSARY TO VERIFY THE ACCURACY OF THE ROYALTY REPORTS HEREUNDER FOR ANY CALENDAR YEAR ENDING NOT MORE THAN THIRTY-SIX (36) MONTHS PRIOR TO THE DATE OF SUCH REQUEST. P53 SHALL ALSO CAUSE ITS RELATED PARTIES, TO THE EXTENT ANY ROYALTY PAYMENTS UNDER ARTICLE 4 ARE THE RESULT OF NET SALES OF SUCH RELATED PARTIES, TO PERMIT THE CERTIFIED PUBLIC ACCOUNTING FIRM TO HAVE ACCESS DURING NORMAL BUSINESS HOURS TO SUCH OF THE RECORDS OF SUCH RELATED PARTIES AS MAY BE REASONABLY NECESSARY TO VERIFY THE ACCURACY OF THE ROYALTY REPORTS HEREUNDER FOR ANY SUCH CALENDAR YEAR.

4.9.2 AUDITS CONDUCTED UNDER THIS SECTION 4.9 SHALL BE AT THE EXPENSE OF MERCK UNLESS AN UNDERPAYMENT EXCEEDING TWENTY THOUSAND DOLLARS ($20,000) OF THE ROYALTIES OWED FOR THE FULL PERIOD

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COVERED BY THE AUDIT IS IDENTIFIED, IN WHICH CASE ALL FEES CHARGED BY THE ACCOUNTING FIRM SHALL BE PROMPTLY PAID BY P53. ANY UNDERPAYMENTS OR UNPAID AMOUNTS DISCOVERED BY THE AUDIT WILL BE PAID PROMPTLY BY P53 WITH INTEREST ON SUCH AMOUNTS FROM THE DATE SUCH AMOUNT(S) WERE DUE, AT A RATE EQUAL TO THE LESSER OF THE PRIME RATE REPORTED BY BANK OF AMERICA, NEW YORK, NEW YORK PLUS TWO PERCENT (2%) PER ANNUM OR THE HIGHEST RATE PERMITTED UNDER NEW JERSEY LAW. IN THE EVENT OF AN OVERPAYMENT BY P53, P53 SHALL BE ENTITLED TO A CREDIT ON ANY SUBSEQUENT PAYMENT DUE TO MERCK.

4.9.3 P53 SHALL INCLUDE IN EACH SUBLICENSE GRANTED BY IT A PROVISION REQUIRING THE RELATED PARTIES TO MAKE REPORTS TO P53, TO KEEP AND MAINTAIN RECORDS OF SALES MADE PURSUANT TO SUCH SUBLICENSE AND TO GRANT ACCESS TO SUCH RECORDS BY MERCK’S INDEPENDENT ACCOUNTANT TO THE SAME EXTENT REQUIRED OF P53 UNDER THIS AGREEMENT.

4.9.4 UPON THE EXPIRATION OF THIRTY-SIX (36) MONTHS FOLLOWING THE END OF ANY CALENDAR YEAR, THE CALCULATION OF ROYALTIES PAYABLE WITH RESPECT TO SUCH YEAR SHALL BE BINDING AND CONCLUSIVE UPON MERCK, AND P53 AND ITS RELATED PARTIES SHALL BE RELEASED FROM ANY LIABILITY OR ACCOUNTABILITY WITH RESPECT TO ROYALTIES FOR SUCH YEAR, UNLESS DISPUTED BY MERCK OR SUBJECT TO A PENDING AUDIT DURING SUCH THIRTY-SIX (36) MONTH PERIOD.

4.9.5 MERCK SHALL TREAT ALL FINANCIAL INFORMATION SUBJECT TO REVIEW UNDER THIS SECTION 4.9 IN ACCORDANCE WITH THE CONFIDENTIALITY PROVISIONS OF THIS AGREEMENT, AND SHALL CAUSE ITS ACCOUNTING FIRM TO RETAIN ALL SUCH INFORMATION IN CONFIDENCE.

ARTICLE 5 REPRESENTATIONS AND WARRANTIES

5.1 REPRESENTATIONS AND WARRANTIES OF EACH PARTY. EACH PARTY REPRESENTS AND WARRANTS TO THE OTHER PARTY THAT AS OF THE EFFECTIVE DATE:

(A) IT HAS THE FULL RIGHT, POWER AND AUTHORITY TO ENTER INTO THIS AGREEMENT AND TO PERFORM ITS OBLIGATIONS HEREUNDER; AND

(B) THIS AGREEMENT HAS BEEN DULY EXECUTED BY IT AND IS LEGALLY BINDING UPON IT, IS ENFORCEABLE IN ACCORDANCE WITH ITS TERMS, AND DOES NOT CONFLICT WITH ANY AGREEMENT, INSTRUMENT OR UNDERSTANDING, ORAL OR WRITTEN, TO WHICH IT IS A PARTY OR BY WHICH IT MAY BE BOUND, NOR VIOLATE ANY MATERIAL LAW OR REGULATION OF ANY COURT, GOVERNMENTAL BODY OR ADMINISTRATIVE OR OTHER AGENCY HAVING JURISDICTION OVER IT.

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5.2 MERCK REPRESENTATIONS AND WARRANTIES. MERCK REPRESENTS AND WARRANTS TO P53 THAT AS OF THE EFFECTIVE DATE:

(A) IT HAS THE FULL RIGHT, POWER AND AUTHORITY TO GRANT THE LICENSE GRANTED UNDER ARTICLE 2; AND

(B) TO MERCK’S KNOWLEDGE, MERCK IS THE SOLE OWNER OF THE MERCK DATA.

5.3 COMPLIANCE WITH LAW AND ETHICAL BUSINESS PRACTICES. P53 SHALL COMPLY WITH ALL FEDERAL AND COUNTRY, STATE AND LOCAL LAWS RELATED TO THE MANUFACTURE, DEVELOPMENT, MARKETING AND SELLING OF PRODUCT. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING SENTENCE, P53 SHALL NOT PROMOTE PRODUCT IN ANY MANNER IN CONFLICT WITH APPLICABLE LAWS AND REGULATIONS. IN ADDITION, P53 WILL USE REASONABLE EFFORTS TO CAUSE ITS AFFILIATES AND SUBLICENSEES TO COMPLY WITH ALL SUCH LAWS AND TO PROMOTE PRODUCT CONSISTENT WITH THIS SECTION. P53 WILL PROMPTLY TAKE EFFECTIVE ACTION IN THE EVENT IT BELIEVES THAT AN AFFILIATE OR SUBLICENSEE IS NOT COMPLYING WITH THE PRECEDING SENTENCE.

5.3.1 P53 ACKNOWLEDGES THAT MERCK’S CORPORATE POLICY REQUIRES THAT MERCK’S BUSINESS MUST BE CONDUCTED WITHIN THE LETTER AND SPIRIT OF THE LAW. BY SIGNING THIS AGREEMENT, P53 AGREES TO CONDUCT ITS ACTIVITIES HEREIN IN A MANNER WHICH IS CONSISTENT WITH BOTH LAW AND GOOD BUSINESS ETHICS.

5.3.2 NOTWITHSTANDING ANYTHING TO THE CONTRARY IN SECTION 3.1, P53 SHALL HOLD IN CONFIDENCE ALL DATA THAT IDENTIFIES OR COULD BE USED TO IDENTIFY AN INDIVIDUAL (“PERSONAL DATA”), EXCEPT AS REQUIRED OR PERMITTED UNDER THIS AGREEMENT, OR TO THE EXTENT NECESSARY TO BE DISCLOSED TO REGULATORY AGENCIES AS PART OF THE REVIEW PROCESS. IN ADDITION, NOTWITHSTANDING ANYTHING TO THE CONTRARY IN SECTION 3.1, P53 SHALL COMPLY WITH ALL APPLICABLE LAWS AND REGULATIONS, AS AMENDED FROM TIME TO TIME, WITH RESPECT TO THE COLLECTION, USE, STORAGE, AND DISCLOSURE OF ANY PERSONAL DATA, INCLUDING WITHOUT LIMITATION, THE U.S. HEALTH INSURANCE PORTABILITY AND ACCOUNTABILITY ACT (HIPAA) AND THE REGULATIONS PROMULGATED THEREUNDER. P53 AGREES TO ENSURE THAT ALL APPROPRIATE TECHNICAL AND ORGANIZATION MEASURES ARE TAKEN TO PROTECT PERSONAL DATA AGAINST LOSS, MISUSE, AND ANY UNAUTHORIZED, ACCIDENTAL, OR UNLAWFUL ACCESS, DISCLOSURE, ALTERATION, OR DESTRUCTION, INCLUDING

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WITHOUT LIMITATION, IMPLEMENTATION AND ENFORCEMENT OF ADMINISTRATIVE, TECHNICAL, AND PHYSICAL SECURITY POLICIES AND PROCEDURES APPLICABLE TO PERSONAL DATA.

5.4 DISCLAIMER. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE MERCK DATA ARE LICENSED “AS IS”. MERCK MAKES NO WARRANTIES WITH RESPECT TO THE MERCK DATA LICENSED HEREUNDER, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE. MERCK SPECIFICALLY DISCLAIMS ANY EXPRESS OR IMPLIED WARRANTY OF MERCHANTABILITY, OF FITNESS FOR A PARTICULAR PURPOSE, OF DESIGN, OF ACCURACY OR VALIDITY OF THE MERCK DATA AND OF NON-INFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF ANY THIRD PARTIES. SUCH DISCLAIMER APPLIES TO ANY PRODUCT DEVELOPED BY P53 AS A RESULT OF P53’ USE OF THE MERCK DATA. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, MERCK EXPRESSLY DISCLAIMS ANY REPRESENTATION OR WARRANTY THAT THE ACTIVITIES OF P53 PURSUANT TO THE LICENSE GRANTED HEREIN SHALL NOT INFRINGE ANY PATENT OR OTHER INTELLECTUAL PROPERTY RIGHT OWNED BY A THIRD PARTY.

ARTICLE 6 INDEMNIFICATION

6.1 INDEMNIFICATION BY P53: P53 AGREES TO INDEMNIFY, DEFEND AND HOLD HARMLESS MERCK AND ITS AFFILIATES AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS (COLLECTIVELY, THE “MERCK INDEMNITEES”) FROM AND AGAINST ANY AND ALL CLAIMS, SUITS, ACTIONS, DEMANDS, DAMAGES AND LIABILITIES, INCLUDING REASONABLE LEGAL COSTS AND FEES (COLLECTIVELY, “CLAIM”), TO WHICH ANY MERCK INDEMNITEE MAY BECOME SUBJECT TO AS A RESULT OF ANY CLAIM, DEMAND, ACTION OR OTHER PROCEEDING BY ANY PERSON OR ENTITY OTHER THAN A PARTY OR ITS AFFILIATES TO THE EXTENT SUCH CLAIM ARISES DIRECTLY OR INDIRECTLY OUT OF (A) THE BREACH BY P53 OF ANY WARRANTY, REPRESENTATION, COVENANT OR AGREEMENT MADE BY P53 IN THIS AGREEMENT, OR (B) THE DEVELOPMENT, MANUFACTURE, COMMERCIALIZATION, ADMINISTRATION, UTILIZATION AND/OR INGESTION OF ANY PRODUCT SOLD BY P53 AND/OR ITS RELATED PARTIES; EXCEPT, IN EACH CASE, TO THE EXTENT SUCH CLAIM RESULTS FROM THE NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY MERCK INDEMNITEE OR THE BREACH BY MERCK OF ANY WARRANTY, REPRESENTATION, COVENANT OR AGREEMENT MADE BY MERCK IN THIS AGREEMENT.

6.2 INDEMNIFICATION BY MERCK: MERCK AGREES TO INDEMNIFY, DEFEND AND HOLD HARMLESS P53, AND ITS AFFILIATES AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS (COLLECTIVELY, THE “P53 INDEMNITEES”) FROM AND AGAINST ANY AND ALL CLAIM TO WHICH ANY P53 INDEMNITEE MAY BECOME SUBJECT TO AS A RESULT OF ANY CLAIM BY ANY

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PERSON OR ENTITY OTHER THAN A PARTY OR ITS AFFILIATES TO THE EXTENT SUCH CLAIM ARISES DIRECTLY OR INDIRECTLY OUT OF THE BREACH BY MERCK OF ANY REPRESENTATION MADE BY MERCK IN SECTION 5.2; EXCEPT TO THE EXTENT SUCH CLAIM RESULTS FROM THE NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY P53 INDEMNITEE OR THE BREACH BY P53 OF ANY WARRANTY, REPRESENTATION, COVENANT OR AGREEMENT MADE BY P53 IN THIS AGREEMENT.

6.3 INDEMNIFICATION PROCEDURES. IN THE EVENT THAT ANY INDEMNITEE IS SEEKING INDEMNIFICATION UNDER SECTIONS 6.1 OR 6.2 ABOVE FROM A PARTY (THE “INDEMNIFYING PARTY”), THE OTHER PARTY SHALL NOTIFY THE INDEMNIFYING PARTY OF SUCH CLAIM WITH RESPECT TO SUCH INDEMNITEE AS SOON AS REASONABLY PRACTICABLE AFTER THE INDEMNITEE RECEIVES NOTICE OF THE CLAIM, AND THE PARTY (ON BEHALF OF ITSELF AND SUCH INDEMNITEE) SHALL PERMIT THE INDEMNIFYING PARTY TO ASSUME DIRECTION AND CONTROL OF THE DEFENSE OF THE CLAIM (INCLUDING THE RIGHT TO SETTLE THE CLAIM SOLELY FOR MONETARY CONSIDERATION) AND SHALL COOPERATE AS REQUESTED (AT THE EXPENSE OF THE INDEMNIFYING PARTY) IN THE DEFENSE OF THE CLAIM. THE INDEMNIFICATION OBLIGATIONS UNDER ARTICLE 6 SHALL NOT APPLY TO ANY HARM SUFFERED AS A DIRECT RESULT OF ANY DELAY IN NOTICE TO THE INDEMNIFYING PARTY HEREUNDER OR TO AMOUNTS PAID IN SETTLEMENT OF ANY CLAIM IF SUCH SETTLEMENT IS EFFECTED WITHOUT THE CONSENT OF THE INDEMNIFYING PARTY, WHICH CONSENT SHALL NOT BE WITHHELD OR DELAYED UNREASONABLY. THE INDEMNITEE, ITS EMPLOYEES AND AGENTS, SHALL REASONABLY COOPERATE WITH THE INDEMNIFYING PARTY AND ITS LEGAL REPRESENTATIVES IN THE INVESTIGATION OF ANY CLAIM COVERED BY SECTIONS 6.1 AND 6.2.

6.4 INSURANCE. AT SUCH TIME AS P53 OR ANY RELATED PARTY BEGINS TO SELL OR DISTRIBUTE PRODUCT(S), P53 OR SUCH RELATED PARTY, AS THE CASE MAY BE, SHALL, AT ITS OWN EXPENSE, PROCURE AND MAINTAIN POLICIES OF COMPREHENSIVE GENERAL LIABILITY INSURANCE (INCLUDING WITHOUT LIMITATION PRODUCT LIABILITY INSURANCE) IN THE MINIMUM AMOUNT OF TWENTY MILLION DOLLARS ($20,000,000). A P53’S RELATED PARTY MAY MEET THIS OBLIGATION THROUGH SELF-INSURANCE PROGRAMS OF COMPARABLE COVERAGE, PROVIDED THAT SUCH RELATED PARTY IS (A) A PUBLICLY TRADED COMPANY, AND (B) HAS A MOODYS OR S&P INVESTMENT GRADE RATING. ALL SUCH INSURANCE BY P53 AND EACH OF ITS RELATED PARTIES SHALL BE PRIMARY WITHOUT ANY CONTRIBUTION BY MERCK’S INSURANCE. ALL SUCH POLICIES SHALL NAME MERCK AS AN ADDITIONAL INSURED. ANY DEDUCTIBLES OR RETENTIONS SHALL BE THE RESPONSIBILITY, AS THE CASE MAY BE, OF P53 OR ITS RELATED PARTY. UPON MERCK’S REQUEST, P53 WILL PROMPTLY PROVIDE FOR ITSELF AND EACH OF ITS RELATED PARTIES’ COPIES OF CERTIFICATES OF INSURANCE EVIDENCING SUCH COVERAGES. P53

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SHALL NOTIFY MERCK, NOT LESS THAN THIRTY (30) DAYS IN ADVANCE OF ANY MATERIAL CHANGE OR CANCELLATION OF ANY SUCH POLICY. P53 SHALL CONTINUE AND SHALL REQUIRE EACH OF ITS RELATED PARTY TO MAINTAIN SUCH INSURANCE AFTER THE EXPIRATION OR TERMINATION OF THIS AGREEMENT DURING ANY PERIOD IN WHICH P53 OR ITS RELATED PARTY CONTINUES TO MAKE, HAVE MADE, USE, SELL, OFFER TO SELL OR IMPORT PRODUCT AND FOR A PERIOD OF NOT LESS THAN FIVE (5) YEARS AFTER P53 AND EACH OF ITS RELATED PARTIES HAS CEASED ALL COMMERCIAL SALE, DISTRIBUTION OR USE OF ANY PRODUCT. P53 HEREBY WAIVES AND WILL CAUSE EACH OF ITS RELATED PARTIES TO WAIVE RIGHTS OF SUBROGATION AGAINST MERCK.

ARTICLE 7 TERM AND TERMINATION

7.1 TERM AND EXPIRATION. THIS AGREEMENT SHALL BE EFFECTIVE AS OF THE EFFECTIVE DATE AND UNLESS TERMINATED EARLIER PURSUANT TO SECTIONS 2.3, 7.2 AND 7.3, THIS AGREEMENT SHALL CONTINUE IN EFFECT UNTIL EXPIRATION OF ALL ROYALTY OBLIGATIONS HEREUNDER.

7.2 TERMINATION FOR CAUSE. THIS AGREEMENT MAY BE TERMINATED AT ANY TIME DURING THE TERM OF THIS AGREEMENT:

7.2.1 UPON WRITTEN NOTICE BY EITHER PARTY IF THE OTHER PARTY IS IN BREACH OF ITS MATERIAL OBLIGATIONS HEREUNDER BY CAUSES AND REASONS WITHIN ITS CONTROL AND HAS NOT CURED SUCH BREACH OR SHOWN SUCH BREACH TO BE NON-EXISTENT WITHIN THIRTY (30) DAYS AFTER NOTICE REQUESTING CURE OF THE BREACH; OR

7.2.2 IMMEDIATELY BY EITHER PARTY UPON THE FILING OR INSTITUTION OF BANKRUPTCY, REORGANIZATION, LIQUIDATION OR RECEIVERSHIP PROCEEDINGS, OR UPON AN ASSIGNMENT OF A SUBSTANTIAL PORTION OF THE ASSETS FOR THE BENEFIT OF CREDITORS BY THE OTHER PARTY, PROVIDED, HOWEVER, THAT IN THE CASE OF ANY INVOLUNTARY BANKRUPTCY PROCEEDING SUCH RIGHT TO TERMINATE SHALL ONLY BECOME EFFECTIVE IF THE PARTY CONSENTS TO THE INVOLUNTARY BANKRUPTCY OR SUCH PROCEEDING IS NOT DISMISSED WITHIN NINETY (90) DAYS AFTER THE FILING THEREOF.

7.3 RIGHT TO TERMINATE. P53 SHALL HAVE THE RIGHT TO TERMINATE THIS AGREEMENT (I) IMMEDIATELY UPON THE OCCURRENCE OF THE EVENT DESCRIBED IN SECTION 2.3, AND (II) UPON NINETY (90) DAYS’ PRIOR WRITTEN NOTICE AT ANY TIME AFTER NINE (9) MONTHS OF THE EFFECTIVE DATE.

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7.4 EFFECT OF TERMINATION; SURVIVING OBLIGATIONS.

7.4.1 UPON TERMINATION BY P53 PURSUANT TO SECTION 7.2.1:

(a) THE LICENSE GRANTED BY MERCK TO P53 UNDER SECTION 2.1 SHALL SURVIVE SUCH TERMINATION, TOGETHER WITH P53’ OBLIGATIONS TO PAY ROYALTIES REQUIRED UNDER ARTICLE 4; PROVIDED, THAT THE AMOUNT OF SUCH ROYALTIES AM) MILESTONE PAYMENTS SHALL BE REDUCED BY [***] ([***]%) OF THE AMOUNTS SET FORTH IN ARTICLE 4 ON AND AFTER SUCH DATE;

(b) EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS SECTION 7.4, THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL TERMINATE AS OF THE DATE OF SUCH TERMINATION.

7.4.2 UPON TERMINATION BY MERCK PURSUANT TO SECTION 7.2 OR BY P53 PURSUANT TO SECTION 7.3:

(a) THE LICENSE GRANTED BY MERCK TO P53 UNDER SECTION 2.1 SHALL AUTOMATICALLY TERMINATE;

(b) EACH P53 SUBLICENSE SHALL CONTINUE AND EACH SUCH P53 SUBLICENSEE SHALL BE CONSIDERED A DIRECT LICENSEE OF MERCK, PROVIDED THAT (I) SUCH RELATED PARTY IS THEN IN FULL COMPLIANCE WITH ALL TERMS AND CONDITIONS OF ITS SUBLICENSE, (II) ALL ACCRUED PAYMENTS OBLIGATIONS TO MERCK HAVE BEEN PAID, AND (III) SUCH RELATED PARTY AGREES IN WRITING TO ASSUME ALL OBLIGATIONS OF P53 UNDER THIS AGREEMENT INCLUDING ALL FINANCIAL OBLIGATIONS OF P53;

(c) P53 SHALL, WITHIN THIRTY (30) DAYS AFTER THE EFFECTIVE DATE OF SUCH TERMINATION, RETURN OR CAUSE TO BE RETURNED TO MERCK ALL INFORMATION IN TANGIBLE FORM;

(d) P53 SHALL IMMEDIATELY NOTIFY ALL RELATED PARTIES OF TERMINATION OF THIS AGREEMENT;

(e) EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN SECTION 7.4, THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT TERMINATE AS OF THE DATE OF SUCH TERMINATION.

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7.4.3 EXPIRATION OR TERMINATION OF THIS AGREEMENT SHALL NOT RELIEVE THE PARTIES OF ANY OBLIGATION ACCRUING PRIOR TO SUCH EXPIRATION OR TERMINATION. ANY EXPIRATION OR TERMINATION OF THIS AGREEMENT SHALL BE WITHOUT PREJUDICE TO THE RIGHTS OF EITHER PARTY AGAINST THE OTHER ACCRUED OR ACCRUING UNDER THIS AGREEMENT PRIOR TO EXPIRATION OR TERMINATION, INCLUDING THE OBLIGATION TO PAY ROYALTIES FOR PRODUCT(S) SOLD PRIOR TO SUCH EXPIRATION OR TERMINATION. THE PROVISIONS OF ARTICLE 1, SECTION 2.2, SECTION 2.3, ARTICLE 3, SECTION 4.6, SECTION 4.9, ARTICLE 5, ARTICLE 6, SECTION 7.4, ARTICLE 8, SHALL SURVIVE THE EXPIRATION OR TERMINATION OF THIS AGREEMENT.

ARTICLE 8 MISCELLANEOUS

8.1 FORCE MAJEURE.

8.1.1 NEITHER PARTY SHALL BE HELD LIABLE TO THE OTHER PARTY NOR BE DEEMED TO HAVE DEFAULTED UNDER OR BREACHED THIS AGREEMENT FOR FAILURE OR DELAY IN PERFORMING ANY OBLIGATION UNDER THIS AGREEMENT TO THE EXTENT SUCH FAILURE OR DELAY IS CAUSED BY OR RESULTS FROM CAUSES BEYOND THE REASONABLE CONTROL OF THE AFFECTED PARTY, POTENTIALLY INCLUDING EMBARGOES, WAR, ACTS OF WAR (WHETHER WAR BE DECLARED OR NOT), ACTS OF TERRORISM, INSURRECTIONS, RIOTS, CIVIL COMMOTIONS, STRIKES, LOCKOUTS OR OTHER LABOR DISTURBANCES, FIRE, FLOODS, OR OTHER ACTS OF GOD, OR ACTS, OMISSIONS OR DELAYS IN ACTING BY ANY GOVERNMENTAL AUTHORITY OR THE OTHER PARTY, BUT IF AND ONLY IF THE PARTY AFFECTED SHALL HAVE USED REASONABLE EFFORTS TO AVOID SUCH OCCURRENCE. THE AFFECTED PARTY SHALL NOTIFY THE OTHER PARTY OF SUCH FORCE MAJEURE CIRCUMSTANCES AS SOON AS REASONABLY PRACTICAL, AND SHALL PROMPTLY UNDERTAKE ALL REASONABLE EFFORTS NECESSARY TO CURE SUCH FORCE MAJEURE CIRCUMSTANCES.

8.1.2 NOTHING IN THIS SECTION 8.1 SHALL EXCUSE P53 FROM MAKING TIMELY PAYMENTS AS REQUIRED BY THIS AGREEMENT.

8.1.3 ANY NON-PERFORMANCE OR DELAY OF P53 SUBJECT TO THIS SECTION 8.1 THAT IS IN EXCESS OF THREE (3) MONTHS WILL CONSTITUTE CAUSE FOR TERMINATION UNDER SECTION 7.2.1 (WITHOUT, HOWEVER, ANY FURTHER CURE OR NOTICE PERIOD AS PROVIDED UNDER SECTION 7.2.1) UPON WRITTEN NOTICE BY MERCK TO P53.

8.2 ASSIGNMENT. P53 MAY NOT ASSIGN ITS RIGHTS OR OBLIGATIONS UNDER THIS AGREEMENT WITHOUT THE PRIOR WRITTEN CONSENT OF MERCK.

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ANY ATTEMPTED ASSIGNMENT NOT IN ACCORDANCE WITH THIS SECTION 8.2 SHALL BE VOID; PROVIDED, HOWEVER, THAT EITHER PARTY MAY, WITHOUT THE WRITTEN CONSENT OF THE OTHER, ASSIGN THIS AGREEMENT AND ITS RIGHTS AND DELEGATE ITS OBLIGATIONS HEREUNDER TO ITS AFFILIATES, OR IN CONNECTION WITH THE TRANSFER OR SALE OF ALL OR SUBSTANTIALLY ALL OF SUCH PARTY’S ASSETS OR BUSINESS RELATED TO THIS AGREEMENT, OR IN THE EVENT OF A CHANGE OF CONTROL. ANY PERMITTED ASSIGNEE SHALL ASSUME ALL ASSIGNED OBLIGATIONS OF ITS ASSIGNOR UNDER THIS AGREEMENT. MERCK MAY FREELY ASSIGN THIS AGREEMENT AND ANY RIGHTS AND OBLIGATIONS HEREUNDER. A “CHANGE OF CONTROL” MEANS WITH RESPECT TO A PARTY: (1) THE SALE OF ALL OR SUBSTANTIALLY ALL OF SUCH PARTY’S ASSETS OR BUSINESS RELATING TO THIS AGREEMENT; (2) A MERGER, REORGANIZATION OR CONSOLIDATION INVOLVING SUCH PARTY IN WHICH THE VOTING SECURITIES OF SUCH PARTY OUTSTANDING IMMEDIATELY PRIOR THERETO CEASE TO REPRESENT AT LEAST FIFTY PERCENT (50%) OF THE COMBINED VOTING POWER OF THE SURVIVING ENTITY IMMEDIATELY AFTER SUCH MERGER, REORGANIZATION OR CONSOLIDATION; OR (3) A PERSON OR ENTITY, OR GROUP OF PERSONS OR ENTITIES, ACTING IN CONCERT ACQUIRE MORE THAN FIFTY PERCENT (50%) OF THE VOTING EQUITY SECURITIES OR MANAGEMENT CONTROL OF SUCH PARTY.

8.3 SEVERABILITY. IF ANY ONE OR MORE OF THE PROVISIONS CONTAINED IN THIS AGREEMENT IS HELD INVALID, ILLEGAL OR UNENFORCEABLE IN ANY RESPECT, THE VALIDITY, LEGALITY AND ENFORCEABILITY OF THE REMAINING PROVISIONS CONTAINED HEREIN SHALL NOT IN ANY WAY BE AFFECTED OR IMPAIRED THEREBY, UNLESS THE ABSENCE OF THE INVALIDATED PROVISION(S) ADVERSELY AFFECTS THE SUBSTANTIVE RIGHTS OF THE PARTIES. THE PARTIES SHALL IN SUCH AN INSTANCE USE THEIR BEST EFFORTS TO REPLACE THE INVALID, ILLEGAL OR UNENFORCEABLE PROVISIONS) WITH VALID, LEGAL AND ENFORCEABLE PROVISION(S) WHICH, INSOFAR AS PRACTICAL, IMPLEMENT THE PURPOSES OF THIS AGREEMENT.

8.4 NOTICES. ANY NOTICES REQUIRED OR PROVIDED BY THE TERMS OF THIS AGREEMENT SHALL BE IN WRITING, ADDRESSED IN ACCORDANCE WITH THIS PARAGRAPH, AND SHALL BE DELIVERED, EXCEPT AS OTHERWISE INDICATED BELOW, PERSONALLY OR SENT BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID OR BY NATIONALLY-RECOGNIZED EXPRESS COURIER SERVICES PROVIDING EVIDENCE OF DELIVERY. EXCEPT AS NOTED BELOW, THE EFFECTIVE DATE OF ANY NOTICE SHALL BE THE DATE OF FIRST RECEIPT BY THE RECEIVING PARTY. NOTICES SHALL BE SENT TO THE ADDRESS(ES)/ADDRESSEE(S) GIVEN BELOW OR TO SUCH OTHER ADDRESS(ES)/ADDRESSEE(S) AS THE PARTY TO WHOM NOTICE IS TO BE GIVEN MAY HAVE PROVIDED TO THE OTHER PARTY IN WRITING IN ACCORDANCE WITH THIS PROVISION.

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if to P53, to:	P53 Inc.
2000 Edwards Street
Houston, TX 77007
Attn: [Robert E. Sabot, MD]

if to Merck, to:	Merck Sharp & Dohme Corp.
One Merck Drive
P.O. Box 100, WS3A-65
Whitehouse Station, NJ 08889-0100
Attention: Office of Secretary

And	Merck Sharp & Dohme Corp.
351 North Sumneytown Pike
P.O. Box 1000
North Wales, PA 19454-2505
Attention: Dr. Roger Pomerantz, Sr. VP Licensing

8.5 APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW JERSEY WITHOUT REFERENCE TO ANY RULES OF CONFLICT OF LAWS.

8.6 DISPUTE RESOLUTION.

8.6.1 THE PARTIES SHALL NEGOTIATE IN GOOD FAITH AND USE REASONABLE EFFORTS TO SETTLE ANY DISPUTE, CONTROVERSY OR CLAIM ARISING FROM OR RELATED TO THIS AGREEMENT OR THE BREACH THEREOF. IF THE PARTIES DO NOT FULLY SETTLE, AND A PARTY WISHES TO PURSUE THE MATTER, EACH SUCH DISPUTE, CONTROVERSY OR CLAIM SHALL BE FINALLY RESOLVED BY BINDING ARBITRATION IN ACCORDANCE WITH THE COMMERCIAL ARBITRATION RULES AND SUPPLEMENTARY PROCEDURES FOR LARGE COMPLEX DISPUTES OF THE AMERICAN ARBITRATION ASSOCIATION (“AAA”), AND JUDGMENT ON THE ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION THEREOF.

8.6.2 THE ARBITRATION SHALL BE CONDUCTED BY A PANEL OF THREE PERSONS EXPERIENCED IN THE PHARMACEUTICAL BUSINESS: WITHIN THIRTY (30) DAYS AFTER INITIATION OF ARBITRATION, EACH PARTY SHALL SELECT ONE PERSON TO ACT AS ARBITRATOR AND THE TWO PARTY-SELECTED ARBITRATORS SHALL SELECT A THIRD ARBITRATOR WITHIN THIRTY (30) DAYS OF THEIR APPOINTMENT. IF THE ARBITRATORS SELECTED BY THE PARTIES ARE UNABLE OR FAIL TO AGREE UPON THE THIRD ARBITRATOR, THE THIRD ARBITRATOR SHALL BE APPOINTED BY THE AAA. THE PLACE OF ARBITRATION SHALL BE NEW YORK, NEW YORK, AND ALL PROCEEDINGS AND COMMUNICATIONS SHALL BE IN ENGLISH.

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8.6.3 EITHER PARTY MAY APPLY TO THE ARBITRATORS FOR INTERIM INJUNCTIVE RELIEF UNTIL THE ARBITRATION AWARD IS RENDERED OR THE CONTROVERSY IS OTHERWISE RESOLVED. EITHER PARTY ALSO MAY, WITHOUT WAIVING ANY REMEDY UNDER THIS AGREEMENT, SEEK FROM ANY COURT HAVING JURISDICTION ANY INJUNCTIVE OR PROVISIONAL RELIEF NECESSARY TO PROTECT THE RIGHTS OR PROPERTY OF THAT PARTY PENDING THE ARBITRATION AWARD. THE ARBITRATORS SHALL HAVE NO AUTHORITY TO AWARD PUNITIVE OR ANY OTHER TYPE OF DAMAGES NOT MEASURED BY A PARTY’S COMPENSATORY DAMAGES. EACH PARTY SHALL BEAR ITS OWN COSTS AND EXPENSES AND ATTORNEYS’ FEES AND AN EQUAL SHARE OF THE ARBITRATORS’ FEES AND ANY ADMINISTRATIVE FEES OF ARBITRATION.

8.6.4 EXCEPT TO THE EXTENT NECESSARY TO CONFIRM AN AWARD OR AS MAY BE REQUIRED BY LAW, NEITHER A PARTY NOR AN ARBITRATOR MAY DISCLOSE THE EXISTENCE, CONTENT, OR RESULTS OF AN ARBITRATION WITHOUT THE PRIOR WRITTEN CONSENT OF BOTH PARTIES. IN NO EVENT SHALL AN ARBITRATION BE INITIATED AFTER THE DATE WHEN COMMENCEMENT OF A LEGAL OR EQUITABLE PROCEEDING BASED ON THE DISPUTE, CONTROVERSY OR CLAIM WOULD BE BARRED BY THE APPLICABLE NEW JERSEY STATUTE OF LIMITATIONS.

8.7 ENTIRE AGREEMENT; AMENDMENTS. THIS AGREEMENT, TOGETHER WITH ANY ATTACHMENTS HERETO, CONTAINS THE ENTIRE UNDERSTANDING OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERCEDES AND CANCELS ALL PREVIOUS EXPRESS OR IMPLIED AGREEMENTS AND UNDERSTANDINGS, NEGOTIATIONS, WRITINGS AND COMMITMENTS, EITHER ORAL OR WRITTEN, IN RESPECT TO THE SUBJECT MATTER HEREOF. EACH ATTACHMENT TO THIS AGREEMENT IS INCORPORATED HEREIN BY REFERENCE AND SHALL BE DEEMED A PART OF THIS AGREEMENT. IN THE EVENT OF CONFLICT BETWEEN THIS AGREEMENT AND ANY ATTACHMENT, THIS AGREEMENT SHALL CONTROL. THIS AGREEMENT MAY BE AMENDED, OR ANY TERM HEREOF MODIFIED, ONLY BY A WRITTEN INSTRUMENT DULY EXECUTED BY AUTHORIZED REPRESENTATIVES OF BOTH PARTIES.

8.8 HEADINGS. THE CAPTIONS TO THE SEVERAL ARTICLES, SECTIONS AND SUBSECTIONS HEREOF ARE NOT A PART OF THIS AGREEMENT, BUT ARE MERELY FOR CONVENIENCE TO ASSIST IN LOCATING AND READING THE SEVERAL ARTICLES AND SECTIONS HEREOF.

8.9 INDEPENDENT CONTRACTORS. IT IS EXPRESSLY AGREED THAT MERCK AND P53 SHALL BE INDEPENDENT CONTRACTORS AND THAT THE RELATIONSHIP BETWEEN THE TWO PARTIES SHALL NOT CONSTITUTE A PARTNERSHIP, JOINT VENTURE OR AGENCY. NEITHER MERCK NOR P53 SHALL HAVE THE AUTHORITY TO MAKE ANY STATEMENTS, REPRESENTATIONS OR COMMITMENTS OF ANY KIND, OR TO TAKE ANY ACTION, WHICH SHALL BE BINDING ON THE OTHER PARTY, WITHOUT THE PRIOR WRITTEN CONSENT OF THAT PARTY.

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8.10 WAIVER. THE WAIVER BY EITHER PARTY OF ANY RIGHT HEREUNDER, OR OF ANY FAILURE OF THE OTHER PARTY TO PERFORM, OR OF ANY BREACH BY THE OTHER PARTY, SHALL NOT BE DEEMED A WAIVER OF ANY OTHER RIGHT HEREUNDER OR OF ANY OTHER BREACH BY OR FAILURE OF SUCH OTHER PARTY WHETHER OF A SIMILAR NATURE OR OTHERWISE.

8.11 CUMULATIVE REMEDIES. NO REMEDY REFERRED TO IN THIS AGREEMENT IS INTENDED TO BE EXCLUSIVE, BUT EACH SHALL BE CUMULATIVE AND IN ADDITION TO ANY OTHER REMEDY REFERRED TO IN THIS AGREEMENT OR OTHERWISE AVAILABLE UNDER LAW.

8.12 WAIVER OF RULE OF CONSTRUCTION. EACH PARTY HAS HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL IN CONNECTION WITH THE REVIEW, DRAFTING AND NEGOTIATION OF THIS AGREEMENT. ACCORDINGLY, THE RULE OF CONSTRUCTION THAT ANY AMBIGUITY IN THIS AGREEMENT SHALL BE CONSTRUED AGAINST THE DRAFTING PARTY SHALL NOT APPLY.

8.13 CERTAIN CONVENTIONS. ANY REFERENCE IN THIS AGREEMENT TO AN ARTICLE, SECTION, SUBSECTION, PARAGRAPH, CLAUSE, OR SCHEDULE SHALL BE DEEMED TO BE A REFERENCE TO AN ARTICLE, SECTION, SUBSECTION, PARAGRAPH, CLAUSE, OR SCHEDULE, OF OR TO, AS THE CASE MAY BE, THIS AGREEMENT, UNLESS OTHERWISE INDICATED. UNLESS ‘FHA CONTEXT OF THIS AGREEMENT OTHERWISE REQUIRES, (A) WORDS OF ANY GENDER INCLUDE EACH OTHER GENDER, (B) WORDS SUCH AS “HEREIN”, “HEREOF”, AND “HEREUNDER” REFER TO THIS AGREEMENT AS A WHOLE AND NOT MERELY TO THE PARTICULAR PROVISION IN WHICH SUCH WORDS APPEAR, (C) WORDS USING THE SINGULAR SHALL INCLUDE THE PLURAL, AND VICE VERSA, (D) THE WORDS “INCLUDE,” “INCLUDES” AND “INCLUDING” SHALL BE DEEMED TO BE FOLLOWED BY THE PHRASE “BUT NOT LIMITED TO”, “WITHOUT LIMITATION”, “INTER ALIA” OR WORDS OF SIMILAR IMPORT; AND (E) THE WORDS “SHALL” AND “WILL” ARE USED INTERCHANGEABLY WITHOUT INTENDED DISTINCTION AND EACH WORD IS USED TO CONVEY A MANDATORY OBLIGATION.

8.14 BUSINESS DAY REQUIREMENTS. IF ANY NOTICE OR OTHER ACTION OR OMISSION IS REQUIRED TO BE TAKEN BY A PARTY UNDER THIS AGREEMENT ON A DAY THAT IS NOT A BUSINESS DAY, THEN SUCH NOTICE OR OTHER ACTION OR OMISSION IS REQUIRED TO BE TAKEN ON THE NEXT OCCURRING BUSINESS DAY.

8.15 COUNTERPARTS. THIS AGREEMENT MAY BE SIGNED IN ANY NUMBER OF COUNTERPARTS (FACSIMILE AND ELECTRONIC TRANSMISSION INCLUDED), EACH OF WHICH SHALL BE DEEMED AN ORIGINAL, BUT ALL OF

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WHICH SHALL CONSTITUTE ONE AND THE SAME INSTRUMENT EVEN IF BOTH PARTIES HAVE NOT EXECUTED THE SAME COUNTERPART. AFTER FACSIMILE OR ELECTRONIC TRANSMISSION, THE PARTIES AGREE TO EXECUTE AND EXCHANGE DOCUMENTS WITH ORIGINAL SIGNATURES.

IN WITNESS WHEREOF, THE PARTIES HAVE EXECUTED THIS AGREEMENT AS OF THE EFFECTIVE DATE.

P53 INC.		MERCK SHARP & DOHME CORP.

BY:	/s/ Robert E. Sobol	BY:	/s/ Roger Pomerantz
[Signature]		[Signature]

NAME:	Robert E. Sobol, MD	NAME:	Roger Pomerantz
[Print]		[Print]

TITLE:	President and CEO	TITLE:	SVP WW Licensing & Acquisitions and Knowledge Management

DATE:	8-1-2012	DATE:	8/8/12

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Attachment A

Merck Data

1.	Gene Therapy of Primary and Metastatic Malignant Tumors of the Liver Using SCH 58500 (RAD/P53) Via Hepatic Artery Infusion: A Phase I Study (Protocol C95-063).

2.	A Phase 2 Study of SCH 058500 in Combination with Chemotherapy and chemotherapy alone in patients with colorectal cancer metastatic to the liver (Protocol C98-118).

1